Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Schedule of Restricted Cash and Cash Equivalents
Restricted cash is invested in certificates of deposit, which are used to secure the Company’s line of credit. For presentation of statement of cash flows purposes, restrict cash balances are included with cash and cash equivalents, when reconciling the reported period total amounts.

	As of December 31,
	2019	2018
Cash and cash equivalents	$12,155	$63,550
Restricted cash	5,275	9,343
Total cash, cash equivalents and restricted cash shown in statement of cash flows	$17,430	$72,893

Schedule of Property Plant and Equipment Depreciation Rate
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. When an asset is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition is reflected in the statements of operations.

Rate of depreciation	%

Laboratory equipment	15
Furniture and equipment	7-15
Computers	33
Vehicle	15

Schedule of Weighted Average Number of Ordinary Shares
The loss and the weighted average number of ordinary shares used in computing basic and diluted loss per ordinary share for the years ended December 31, 2019, 2018 and 2017, are as follows:

	Year ended December 31,
	2019	2018	2017

Loss for the year	$11,814,515	$457,541	$2,675,372
Less: Loss attributed to preferred shares	-	-	31,950

Loss for the year attributable to ordinary shareholders	$11,814,515	$457,541	$2,643,422

Weighted average number of ordinary shares outstanding attributable to ordinary shareholders	92,024,188	70,869,924	68,587,261